UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2013

Cinemark Holdings, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Suite 500, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)                     On May 23, 2013, we held our 2013 annual meeting of stockholders (the “Annual Meeting”).

(b)                     There were five matters submitted to stockholders at the Annual Meeting.

1.           To elect three Class III directors to serve for three years on our board of directors;

2.           To approve and ratify the appointment of Deloitte & Touche, LLP as our independent registered public accountant for the fiscal year ending December 31, 2013;

3.           To hold an advisory vote on executive compensation;

4.           To re-approve the material terms of the performance goals under the Amended and Restated Cinemark Holdings, Inc. 2006 Long term Incentive Plan (the “Incentive Plan”); and

5.           To approve an amendment to and re-approve the material terms of the performance goals under the Cinemark Holdings, Inc. Performance Bonus Plan (the “Bonus Plan”).

The matters are described in greater detail in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2013.

The final voting results were as follows:

Item 1: Election of Directors

Stockholders elected all Class III director nominees.  The votes for the nominees were cast as follows:

Nominee	For	Withheld	Broker Non- Votes
Benjamin D. Chereskin	94,701,737	9,037,420	4,206,972
Lee Roy Mitchell	100,762,466	2,976,691	4,206,972
Raymond W. Syufy	91,268,324	12,470,833	4,206,972

Item 2: Ratification of the Appointment of the Independent Registered Public Accountant

Stockholders ratified the appointment of Deloitte & Touche, LLP as our independent registered public accountant for the fiscal year ending December 31, 2013.  The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
107,675,506	37,013	233,610	—

Item 3: Advisory Vote on Executive Compensation

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables and narrative discussion. The advisory votes were cast as follows:

For	Against	Abstain	Broker Non- Votes
101,003,186	2,477,948	258,023	4,206,972

Item 4: Re-approval of the Material Terms of the Performance Goals Under the Incentive Plan

Stockholders re-approved the material terms of the performance goals under the Incentive Plan to meet the requirements under Section 162(m) of the Internal Revenue Code (the “Code”).  The votes were cast as follows:

For	Against	Abstain	Broker Non- Votes
92,347,369	11,119,311	272,477	4,206,972

Item 5: Approval of the amendment to and re-approval of the material terms of the performance goals under the Bonus Plan

Stockholders approved the amendment to and re-approved the material terms of the performance goals under the Bonus Plan to meet the requirements under Section 162(m) of the Code.  The votes were cast as follows:

For	Against	Abstain	Broker Non- Votes
100,773,895	2,687,276	277,986	4,206,972

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President - General Counsel

Date: May 28, 2013